Income Taxes - Income taxes at the UK statutory rate compared to the Company's income tax expenses (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Taxes.
Net loss before income tax	$ (17,748,062)	$ (17,424,237)	$ (17,081,617)
Statutory rate	19.00%	19.00%	19.00%
Expected income tax recovery	$ (3,372,132)	$ (3,310,605)	$ (3,245,507)
Impact on income tax expense/recovery from
Change in valuation allowance	4,327,206	3,958,517	4,287,778
Permanent differences	408,400	39,572	81
U.S. state taxes (net of FBOS)	(1,114,279)	(534,862)	(655,877)
Tax rate difference in foreign jurisdictions	(248,042)	(122,064)	(136,343)
Change of tax rate due to U.S. tax reform	4,200	60,369	0
Change in equity compensation	751,989	0	0
Change in operating losses	(132,989)	0	0
Change of tax rate from prior year	(624,353)	(90,927)	0
Deferred tax adjustments	0	0	250,132
Income tax expense	$ 0	$ 0	$ 0